AMERICAN FREEDOM

U.S. GOVERNMENT MONEY MARKET FUND CLASS II

Supplement dated September 6, 2006 to the

Prospectus dated August 28, 2006

1.

The American Freedom U.S. Government Fund-Class II has incorrectly listed the rate of return for the year 12/31/05 in the “Year-by-Year Total Return” chart.  At the top of the bar for the calendar year 12/31/05 the rate of return listed is 2.84%.  This number should be deleted and 2.80% should be inserted to reflect the Fund’s actual performance.

2.

The American Freedom U.S. Government Fund-Class II’s Financial Highlight table inadvertently did not denote two footnote annotations for certain numbers associated with “For the Period Ended 2004”.  The 2004 figures listed for “From Net Investment Income” and “Total Distributions” should be amended to incorporate the “^” annotations to reference the fact these figures equaled less than $0.005 per share.